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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 24, 2003
Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-15297	25-1843384
(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246
Newport Beach, CA 92660
(Address of principal executive offices, including zip code)

(949) 719-3700
(Registrant's telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

        On April 24, 2003, Water Pik Technologies, Inc. issued a press release announcing that its stockholders elected two directors to three-year terms expiring in 2006, and ratified the appointment of Ernst & Young LLP as the Company's independent auditors for 2003.

        A copy of the Company's press release announcing the above is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.
Date: April 24, 2003	By:	/s/ MICHAEL P. HOOPIS Michael P. Hoopis President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated April 24, 2003.

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SIGNATURE
EXHIBIT INDEX